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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                  ------------------

                                       FORM 8-K
                                    CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: November 19, 1997
                (Date of earliest event reported: November 19, 1997)

                          Commission File Number:  0- 26890

                                    PERCLOSE, INC.
                (Exact name of Registrant as specified in its charter)



              Delaware                                    94-3154669
              --------                                    ----------
(State of incorporation or organization)            (IRS Employer I.D. No.)


                   199 Jefferson Drive, Menlo Park California 64025
                   ------------------------------------------------
                       (Address of principal executive offices)

                                    (650) 473-3100
                                    --------------
                 (Registrant's telephone number, including area code)

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Item 5. OTHER EVENTS

    Registrant is filing this Report on Form 8-K to report certain corrections to previously filed SEC reporting documents. Registrant does not believe that any of the corrections reflected below, individually or in the aggregate, are material to Registrant's disclosures in the respective documents for which such corrections are being reported.

A. ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1997 -MANGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS- NET PURCHASES OF SHORT-TERM INVESTMENTS

Registrant previously reported in its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 that in fiscal 1996 its net purchases of short-term investments totaled $24.8 million.

Registrant's actual net purchases of short-term investments for the fiscal year ended March 31, 1996 totaled $23.8 million.

B. QUARTERLY REPORT ON FORM 10-Q FOR QUARTER ENDED JUNE 30, 1997 - PROCEEDS FROM NOVEMBER 1995 INITIAL PUBLIC OFFERING

Registrant previously reported in its Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 that Registrant raised $37.2 million in its initial public offering.

The actual figure for Registrant's initial public offering proceeds was $34.2 million.

C. PROXY STATEMENT DATED JUNE 12, 1997 - STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS THROUGH THE FISCAL YEAR ENDED MARCH 31, 1997

Registrant previously reported in its Proxy Statement dated June 12, 1997 that for the fiscal year ended March 31, 1997 the percentage of option grants to the executive officers were as stated in Column (B).

The actual percentage totals for particular grants to executive officers for fiscal 1997 are stated in Column (C).

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 NAME                         NUMBER OF       % OF TOTAL          % OF TOTAL
                              SECURITIES   OPTIONS GRANTED     OPTIONS GRANTED
                              UNDERLYING   TO EMPLOYEES IN     TO EMPLOYEES IN
                               OPTIONS       FISCAL YEAR         FISCAL YEAR
                               GRANTED        Column (B)         (CORRECTED)
                                                                  Column (C)
                              ----------   ---------------     ---------------
 Henry A. Plain, Jr. . . . . .  2,625            0.4                 0.4
                                6,375            1.0                 0.9


 Coy F. Blevins . . . . . . .   2,891            0.4                 0.4
                                2,749            0.4                 0.4
                                1,751            0.3                 0.3
                                2,515            0.4                 0.4
                                7,485            1.2                 1.1
                                7,109            1.1                 1.0
                                2,355            0.4                 0.3

 Jeffery M. Closs . . . . . .   2,145            0.3                 0.3
                                4,500            0.7                 0.7


 Kenneth E. Ludlum . . . . .    13,877           2.1                 2.0
                                66,123           10.2                9.7
                                2,355            0.4                 0.3

 Ronald W. Songer . . . . . .   2,145            0.3                 0.3
                                16,219           2.5                 2.4
                                3,781            0.6                 0.6



D.  PROXY STATEMENT DATED JUNE 12, 1997 - EXECUTIVE COMPENSATION

Registrant previously reported in its Proxy Statement dated June 12, 1997 the Annual Compensation - Salary figures for executive officers were as stated in Column (B).

The Actual Annual Compensation - Salary figures for executive officers are stated in Column (C).

Registrant previously reported in its Proxy Statement dated June 12, 1997 that All Other Compensation for executive officers was as stated in Column
(D).

The Actual All Other Compensation figures for executive officers are stated in Column (E).

                                               Fiscal     Annual Compensation - Salary        All Other Compensation
Name and Principal Position                     Year       Column (B)       Column (C)      Column (D)     Column (E)
---------------------------                    ------     -------------     ----------      ----------     ----------
Henry A. Plain, Jr. ..........................  1997         215,000         215,000             770(1)         770(1)
  President and Chief Executive Officer         1996         187,370         187,370             800(1)         770(1)
                                                1995         152,019         148,500          18,770(2)      18,770(2)

Coy F. Blevins ...............................  1997         108,923         107,246          49,735(3)      51,412(3)
  Vice President, Sales                         1996         114,005          92,444          30,300(4)      51,412(4)
                                                1995         131,801          85,501           1,512(1)      47,812(8)

Jeffrey M. Closs .............................  1997         136,197         100,989          26,830(5)      62,039(5)
  Vice President, International Sales           1996         107,143         107,143         157,449(6)     157,449(6)
  and Marketing                                 1995          95,057          89,863         151,855(7)     151,700(7)

Kenneth E. Ludlum ............................  1997         127,154         127,154           1,260(1)       1,260(1)
  Vice President, Finance and                   1996              --              --              --             --
  Administration, Chief Financial Officer       1995              --              --              --             --

Ronald W. Songer .............................  1997         125,577         125,577             770(1)         770(1)
  Vice President, Research and                  1996         107,260         107,260             850(1)         770(1)
  Development                                   1995         104,102         104,102             732(1)         738(1)

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(1) Consists of life insurance premiums paid by the Company.

(2) Consists of housing expenses totaling $18,000 and life insurance premiums totaling $770, all paid by the Company.

(3) Consists of commissions totaling $43,600, automobile allowance totaling $6,300 and life insurance premiums totaling $1,512, all paid by the Company.

(4) Consists of commissions totaling $43,600, automobile allowance totaling $6,300 and life insurance premiums totaling $1,512, all paid by the Company.

(5) Consists of housing assistance totaling $2,257, commissions totaling $59,012 and life insurance premiums totaling $770, all paid by the Company.

(6) Consists of housing assistance totaling $105,698, commissions totaling $38,569, relocation expenses totaling $12,432 and life insurance premiums totaling $750, all paid by the Company.

(7) Consists of an international equalization allowance totaling $110,780, commissions totaling $40,150 and life insurance premiums totaling $770, all paid by the Company.

(8) Consists of commissions totaling $40,000, automobile allowance totaling $6,300 and life insurance premiums totaling $1,512, all paid by the Company.

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E   ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 1997 - NET
PROCEEDS OF PRIVATE EQUITY FINANCINGS AND STOCK OPTION EXERCISES

Registrant previously reported in its Annual Report on Form 10-K for the year ended March 31, 1997 that from inception through March 31, 1997 Registrant raised $22.7 million in net proceeds of private equity financings and stock option exercises.

Registrant actually raised $22.8 million in net proceeds of private equity financings and stock option exercises from inception through March 31, 1997.

F   QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 1997 - NET
PROCEEDS OF PRIVATE EQUITY FINANCINGS AND STOCK OPTION EXERCISES THROUGH JUNE 30, 1997

Registrant previously reported in its Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 that from inception through June 30, 1997 Registrant raised $22.7 million in net proceeds of private equity financings and stock option exercises.

Registrant actually raised $22.9 million in net proceeds of private equity financings and stock option exercises from inception though June 30, 1997.

G   QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 1997
-NET PROCEEDS OF PRIVATE EQUITY FINANCINGS AND STOCK OPTION EXERCISES THROUGH SEPTEMBER 30, 1997

Registrant previously reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 that from inception through September 30, 1997 Registrant raised $23.2 million in net proceeds of private equity financings and stock option exercises.

Registrant actually raised $23.4 million in net proceeds of private equity financings and stock option exercises from inception through September 30, 1997.

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    Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Amendment to Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             PERCLOSE, INC.


                             By:  /s/ Kenneth E. Ludlum
                                 -----------------------------------------------
                                  Kenneth E. Ludlum,
                                    Vice President of Finance and Administration
                                    and Chief Financial Officer


Date: November 20, 1997

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